UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  July 7, 2003

Neuberger Berman Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER  001-15361

DELAWARE	06-1523639

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

605 Third Avenue

New York, NY 10158

(Address of principal executive offices)

(212) 476-9000

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On July 7, 2003, Neuberger Berman Inc. (the “Corporation”), announced that on July 29, 2003, it will issue a news release with respect to second quarter 2003 earnings and host a conference call open to the public.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

Exhibit No.	Document

Additional Exhibits

99.1	Press release issued by the Corporation on July 7, 2003, announcing that on July 29, 2003, it will issue a news release with respect to second quarter 2003 earnings and host a conference call open to the public.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUBERGER BERMAN INC. (Registrant)
Date: July 8, 2003	By:	/s/ MATTHEW S. STADLER
Matthew S. Stadler Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by the Corporation on July 7, 2003, announcing that on July 29, 2003, it will issue a news release with respect to second quarter 2003 earnings and host a conference call open to the public.